Statement of Additional Information Supplement	January 19, 2018

Putnam Multi-Cap Growth Fund
Statement of Additional Information dated October 30, 2017

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio managers are now Katherine Collins and R. Shepherd Perkins. These sub-sections are also supplemented with regards solely to Ms. Collins and Mr. Perkins as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio managers managed as of December 31, 2017. The other accounts may include accounts for which these individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts,
			Other accounts that pool		managed account
Portfolio managers	Other SEC-registered		assets from more than one		programs and single-
	open-end and closed-end		client		sponsor defined
	funds				contribution plan
offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Katherine Collins	2	$461,400,000	2	$400,000	1	$7,100,000

R. Shepherd Perkins	2*	$1,024,600,000	3	$302,600,000	2	$269,100,000

* 1 account, with total assets of $824,200,000, pays an advisory fee based on account performance.

Ownership of securities

As of December 31, 2017, the portfolio managers of the fund owned no shares of the fund, including investments by immediate family members and amounts invested through retirement and deferred compensation plans.

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